Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of BioCryst Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer, Jon P. Stonehouse, certifies to the best of his knowledge and in his respective capacities, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon P. Stonehouse
Jon P. Stonehouse
President, Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive Officer and Interim Principal Financial Officer)
Date: May 6, 2025